Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 27, 2019, by and among PLUG POWER INC., a Delaware corporation (“Plug Power”), EMERGENT POWER INC., a Delaware corporation (“Emergent”), EMERGING POWER INC., a Delaware corporation (“Emerging”, and individually or collectively with Plug Power and Emergent as the context may require, “Borrower”), and GENERATE LENDING, LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of March 29, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 29, 2019, the Second Amendment to Loan and Security Agreement, dated as of August 6, 2019, the Third Amendment to Loan and Security Agreement, dated as of September 6, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Amendment, the “Loan Agreement”), pursuant to which Lender has made a term loan facility available to Borrower; and

WHEREAS, Borrower has requested that Lender establish an Incremental Term Loan Commitment pursuant to Section 2.7 of the Loan Agreement, and subject to the terms and conditions set forth in this Amendment, Lender has agreed to so establish an Incremental Term Loan Commitment.

WHEREAS, Borrower and Lender have agreed to modify certain provisions of the Loan Agreement as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       Capitalized Terms; Effective Date. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement, as modified by this Amendment. Except as expressly provided to the contrary herein, all modifications to the Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.       Amendment. The Loan Agreement, including the Recitals thereto, is hereby amended as follows:

(a)                Section 2.1 of the Loan Agreement is hereby amended by deleting the first sentence appearing in clause (d) in its entirety and substituting in lieu thereof the following new first sentence to read in its entirety as follows:

“At any time that any amount shall be payable to Borrower from a Project Restricted Account, including any cash collateral released therefrom, Borrower shall cause such amount to be paid directly to the Lender at the Lender Account; provided, that Borrower agrees to use commercially reasonable efforts to provide Lender with written notice of any such payment by electronic mail at plugpayments@generatecapital.com (which notice may be provided prior to or contemporaneously with the making of such payment); provided, further, that any failure to provide such written notice shall not be deemed an Event of Default pursuant to Section 9.2 hereof.”

(b)                Section 7.13 of the Loan Agreement is hereby amended by inserting the following new sentence at the end of clause (b) appearing therein to read in its entirety as follows:

“For the avoidance of doubt, Borrower hereby agrees to use commercially reasonable efforts to provide Lender with written notice of any such payment, release or deposit, as applicable, or any other payment made or to be made to the Lender or Lender Account pursuant to this Agreement, in each case, by electronic mail at plugpayments@generatecapital.com (which notice may be provided prior to or contemporaneously with the making of such payment, release or deposit); provided, however, that any failure to provide such written notice shall not be deemed an Event of Default pursuant to Section 9.2 hereof.”

(c)                Schedule 2.1(d)(iii) of the Loan Agreement is hereby restated in its entirety as set forth in Schedule 2.1(d)(iii) hereto.

3.       Incremental Term Loan Commitment.

(a)       Lender hereby agrees to make an Incremental Term Loan to Borrower on the Incremental Effective Date in Dollars in an aggregate principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), on the terms set forth herein and in the Loan Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Term Loan shall be deemed to be a “Term Loan” as defined in the Loan Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Term Loan outstanding immediately prior to the Incremental Effective Date.

(b)       The Incremental Term Loan shall be made as a single borrowing on the Incremental Effective Date.

4.       Conditions to Effectiveness. This Amendment shall become effective upon the prior or concurrent satisfaction of each of the conditions specified below (such date, the “Incremental Effective Date”):

(a)       Borrower and Lender shall have each received one or more counterparts of this Amendment, duly executed, completed and delivered by Borrower and Lender;

(b)       Lead Borrower shall have delivered to Lender, (1) a Note evidencing the Incremental Term Loan, issued by the Borrower, (2) an Advance Request, duly executed by Lead Borrower’s Chief Executive Officer or Chief Financial Officer, and (3) a Disbursement Authorization Letter, executed by the Borrower and including all appropriate attachments thereto;

(c)       Lender shall have received an executed secretary’s certificate from Borrower, attaching and certifying (i) certified copies of resolutions of Borrower’s board of directors or other governing body evidencing approval of the Incremental Term Loan Commitment, (ii) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the date hereof, of Borrower, (iii) a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect, and (iv) incumbency;

(d)        At the time of and immediately after giving effect to this Amendment, the representations and warranties of Borrower set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

(e)       At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment; and

(f)       Borrower shall have paid (i) Lender the Incremental Closing Fee applicable to the Incremental Term Loan, in an amount of $200,000, which amount shall be paid to Lender in immediately available funds, and which fee shall be fully earned as of the date hereof and non-refundable, and (ii) all other fees and expenses of Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and the Loan Document (including, without limitation, the fees and expenses of counsel to Lender).

5.       Certification of Lead Borrower. On behalf of the Lead Borrower, the undersigned, solely in his capacity as Chief Financial Officer of Lead Borrower, and not in any individual capacity, and without personal liability, hereby certifies in the name and on behalf of Lead Borrower that, as of the date hereof all conditions set forth in each of Section 2.7(a) and Section 4 of the Loan Agreement have been satisfied with respect to the Incremental Term Loan. Borrower and Lender hereby agree that the certification set forth in this Section 5 is intended to fulfill, and once this Amendment is executed and delivered by the undersigned does fulfill, the requirement set forth in Section 2.7(c)(ii) with respect to the Incremental Term Loan made pursuant to this Amendment.

6.       No Other Modifications; Reaffirmation by the Borrower. Except as expressly modified hereby, the terms of the Loan Agreement shall remain in full force and effect in all respects, and Borrower hereby reaffirms its obligations under the Loan Agreement, as modified by this Amendment, and under each of the other Loan Documents to which it is a party.

7.       References. All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the Loan Agreement in the other Loan Documents, or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

8.       Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

9.       Counterparts; Electronic Delivery. This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

10.       Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.       Final Agreements. This Amendment represents the final agreement of Borrower and Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of Borrower and Lender.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

BORROWER:

PLUG POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Chief Financial Officer

EMERGING POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Treasurer

EMERGENT POWER INC.

By:	/s/ Paul B. Middleton
Name:	Paul B. Middleton
Title:	Treasurer

[Signatures continue on following page.]

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

LENDER:

GENERATE LENDING, LLC,
a Delaware limited liability company

By:	/s/ Matan Friedman
Name:	Matan Friedman
Title:	Manager

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

Schedule 2.1(d)(iii): Amortization Schedule

[The schedule has been omitted because it is not material to an investment decision. Plug Power Inc. will furnish supplementally a copy of the schedule to the Securities and Exchange Commission upon request.]